UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 30, 2023

Mallinckrodt plc

(Exact name of registrant as specified in its charter)

Ireland	001-35803	98-1088325
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

College Business & Technology Park, Cruiserath,
Blanchardstown, Dublin 15, Ireland

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:  +353 1 696 0000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

(Title of each class)	(Trading Symbol(s))	(Name of each exchange on which registered)

Ordinary shares, par value $0.01 per share	MNKTQ(1)	N/A(1)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

(1) On September 6, 2023, NYSE Regulation filed a Form 25 with the Securities and Exchange Commission (the “SEC”) to delist the ordinary shares of Mallinckrodt plc (the “ordinary shares”) from NYSE American LLC. The delisting will be effective 10 days thereafter. The deregistration of the ordinary shares under section 12(b) of the Securities Exchange Act of 1934 (the “Exchange Act”) will be effective 90 days, or such shorter period as the SEC may determine, after the filing date of the Form 25, at which point the ordinary shares will be deemed registered under Section 12(g) of the Exchange Act. The ordinary shares began trading in the market for unlisted securities on August 29, 2023 under the symbol “MNKTQ.”

Item 1.01.	Entry into a Material Definitive Agreement

As previously disclosed, on August 28, 2023 (the “Petition Date”), Mallinckrodt plc (“Mallinckrodt” or the “Company”) and certain of its subsidiaries (collectively, the “Debtors”) voluntarily initiated proceedings (the “Chapter 11 Cases”) under chapter 11 of title 11 of the United States Code in the U.S. Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”) with a prepackaged chapter 11 plan as contemplated by the restructuring support agreement, dated as of August 23, 2023, by and among the Company, certain of its subsidiaries, certain creditors and the Opioid Master Disbursement Trust II. In connection with the Chapter 11 Cases, the Debtors filed a variety of “first day” motions with the Bankruptcy Court, including, among others, a motion (the “Post-Petition A/R Motion”) seeking approval of a post-petition receivables financing facility with economic terms substantially similar to those of that certain ABL Credit Agreement, dated as of June 16, 2022, as amended by Amendment No. 1, dated as of August 23, 2023, by and among ST US AR Finance LLC (the “Borrower”), the lenders party thereto, the L/C Issuers (as defined in the ABL Credit Agreement) party thereto and Barclays Bank plc, as administrative agent (the “Administrative Agent”) and collateral agent (the “Amended ABL Credit Agreement”) and that certain Purchase and Sale Agreement, dated as of June 16, 2022, by and among the various entities listed on Schedule I thereto as originators or that become parties thereto as originators from time to time pursuant to Section 4.3 thereof (collectively, the “Originators”), MEH, Inc., as servicer, and the Borrower, as buyer (the “Purchase and Sale Agreement”). On August 30, 2023, the Bankruptcy Court approved the Company’s “first day” motions, including the Post-Petition A/R Motion.

Amendment to Purchase and Sale Agreement

In connection with the Bankruptcy Court’s approval of the Post-Petition A/R Motion, on August 30, 2023, the parties to the Purchase and Sale Agreement entered into an amendment (the “PSA Amendment”) to amend certain representations, covenants and events of default contained in the Purchase and Sale Agreement in light of the Chapter 11 Cases.

Performance Guarantees

Also in connection with the Bankruptcy Court’s approval of the Post-Petition A/R Motion, on August 30, 2023, the Originators and the Administrative Agent entered into the Originator Performance Guaranty (the “Originator Performance Guaranty”) and MEH, Inc. and the Administrative Agent entered into the Performance Guaranty (the “Performance Guaranty”).

Pursuant to the Originator Performance Guaranty, each Originator guarantees performance by each other Originator of its obligations under the Purchase and Sale Agreement, which includes representations and warranties with respect to the characteristics of the receivables which such Originators sell to the Borrower.

Pursuant to the Performance Guaranty, MEH, Inc. guarantees performance by each Originator of its obligations under the Purchase and Sale Agreement, including with respect to such representations and warranties. Neither MEH, Inc. nor any Originator guarantees performance by the Borrower of its obligations under the Amended ABL Credit Agreement nor do they guarantee any losses arising from insolvency or lack of creditworthiness or other financial inability to pay of the underlying obligors of such receivables, or the uncollectability of any receivables.

The foregoing summary of the PSA Amendment, the Originator Performance Guaranty and the Performance Guaranty does not purport to be complete and is qualified in its entirety by reference to the PSA Amendment, the Originator Performance Guaranty and the Performance Guaranty, which are filed as Exhibit 10.1, Exhibit 10.2 and Exhibit 10.3, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

Important information about the Chapter 11 Cases, including court filings and other information, are available on a separate website administrated by the Company’s claims agent, Kroll, at https://restructuring.ra.kroll.com/mallinckrodt2023. Such information, which may be material, may be filed with the Bankruptcy Court without the filing of an accompanying Current Report on Form 8-K. This website contains third-party content and is provided for convenience only. The documents and other information available on this website are not incorporated by reference into, and do not constitute a part of, this Current Report on Form 8-K.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description of Exhibit

10.1	Amendment to the Purchase and Sale Agreement, dated as of August 30, 2023.

10.2	Originator Performance Guaranty, dated as of August 30, 2023.

10.3	Performance Guaranty, dated as of August 30, 2023.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MALLINCKRODT PLC

By:	/s/ Mark Tyndall
Mark Tyndall
Executive Vice President , Chief Legal Officer & Corporate Secretary

Date: September 6, 2023